UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  May 6, 2013

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

              000-53981                                                            20-8610073

                  (Commission File Number)                              (IRS Employer Identification No.)

19111 North Dallas Parkway, Suite 200

                       Dallas, TX                                                                               75287

        (Address of principal executive offices)                                                        (Zip Code)

(972) 695-4776

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

On May 6, 2013, Blue Calypso, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an accredited investor pursuant to which it issued and sold a 10% Convertible Debenture in the principal amount of $2,400,000 (the “Debenture”) and 1,200,000 shares of common stock in consideration of gross proceeds to the Company of $2,400,000. The Debenture bears interest at a rate of 10% per annum, is due two years from the issuance date and is convertible into shares of the Company’s common stock at a conversion price of $0.25 per share.

WFG Investments, Inc. acted as placement agent for the private placement and will receive a cash fee of $60,000 and 1,000,000 shares of the Company’s common stock.

The descriptions of certain terms of the Purchase Agreement and Debenture set forth herein do not purport to be complete and are qualified in their entirety by the provisions of the Purchase Agreement and Debenture, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

The foregoing securities were sold to an accredited investor, without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder without payment of commissions to any person. The securities may not be transferred or sold absent registration under the Securities Act or the availability of an applicable exemption therefrom.

A copy of the press release announcing the private placement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 3.02        Unregistered Sales of Equity Securities.

The information provided under Item 1.01 regarding the unregistered sale of equity securities is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.                 Description

10.1                             Securities Purchase Agreement dated May 6, 2013

10.2                             10% Convertible Debenture dated May 6, 2013

99.1                             Press Release of Blue Calypso, Inc. Dated May 6, 2013

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  May 6, 2013                                                     By: /s/ William Ogle

                                                                                           William Ogle

                                                                                            Chief Executive Officer